                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                             To Tender for Exchange
                  11% Series B Senior Subordinated Notes Due 2006

                                      and

                11% Series C Senior Subordinated Notes Due 2006
                                in Exchange for

                11% Series D Senior Subordinated Notes Due 2006

                                       of
                       Remington Products Company, L.L.C.

                                      and

                            Remington Capital Corp.

                  Pursuant to the Prospectus Dated      , 2001


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
      CITY TIME, ON        , 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

   If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to The Bank of New York (the "Exchange Agent"):

      By Facsimile:        By Overnight Courier         Confirm by phone:
     (212) 815-5915        Hand or Registered or         (212) 815-5084
                              Certified Mail:
                           The Bank of New York
                           101 Barclay Street 7
                                   East
                         New York, New York 10286
                            Attention: Geovanni
                                  Barris

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

   FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-5084 OR BY FACSIMILE AT (212) 815-5915.

   The undersigned hereby acknowledge receipt of the Prospectus dated    , 2001
(the "Prospectus") of Remington Products Company, L.L.C., a Delaware limited liability company ("Remington"), and Remington Capital Corp., a Delaware corporation (together with Remington, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of 11% Series D Senior Subordinated Notes due 2006 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 11% Series B Senior Subordinated Notes due 2006 (the "Series B Notes"), which have previously been registered under the Securities Act and of which $130,000,000 aggregate principal amount is outstanding, and its 11% Series C Senior Subordinated Notes due 2006 (together, with the Series B Notes, the "Notes"), of which $50,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

   The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuers, all right, title, and interest in, to, and under the Tendered Notes.

   Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Issuers or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

   The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Issuers as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   The undersigned hereby represents and warrants that the information in Box 2 is true and correct.

   By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and

Exchange Commission (the "Commission") set forth in no-action letters to third parties which set forth the principles upon which the Issuers have based their belief that parties who are not affiliates of the Issuers within the meaning of Rule 405 under the Securities Act or broker-dealers who acquired the Exchange Notes for the purpose of distributing them, may offer for resale, resell, or otherwise transfer the Exchange Notes without compliance with the registration and prospectus delivery provisions of the Securities Act. In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuers or any affiliate of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Notes, where such Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING THE BOXES
--------------------------------------------------------------------------------
                                     BOX 1

                         DESCRIPTION OF NOTES TENDERED
                 (Attach additional signed pages, if necessary)

--------------------------------------------------------------------------------

amesNand Address(es)
 of Registered Note
 Holder(s), exactly
         as
name(s) appear(s) on                             Indicate whether
Note Certificate(s)                                   Series        Aggregate Principal
(Please fill in, if                             B Notes or Series C Amount Represented
       blank)          Certificate Number(s) of   Notes are to be           by          Aggregate Principal
                                Notes*               tendered         Certificate(s)     Amount Tendered**
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                Total
-----------------------------------------------------------------------------------------------------------

 *Need not be completed by persons tendering by book-entry transfer.

 ** The minimum permitted tender is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000 of principal amount Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2

                              BENEFICIAL OWNER(S)

--------------------------------------------------------------------------------

 State of Principal Residence of Each Beneficial   Series and Principal Amount of Tendered Notes Held
                     Owner of                               for Account of Beneficial Owner
                  Tendered Notes

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                BOX 3                                       BOX 4

   SPECIAL DELIVERY INSTRUCTIONS             USE OF GUARANTEED DELIVERY(See
   (See Instructions 5, 6 and 7)                     Instruction 2)

  To be completed ONLY if Exchange          To be completed ONLY if Notes
 Notes exchanged for Notes and             are being tendered by means of a
 untendered Notes are to be sent           notice of guaranteed delivery.
 to someone other than the under-
 signed, or to the undersigned at          Name(s) of Registered Holder(s):
 an address other than that shown
 above.

                                           __________________________________


 Mail Exchange Note(s) and any             Date of Execution of Notice of
 untendered Notes to:                      Guaranteed Delivery:


 Name(s): _________________________        __________________________________
           (Please Print)

                                           Name of Institution which Guaran-
 Address: _________________________        teed Delivery:


 __________________________________        __________________________________
         (Include Zip Code)


 __________________________________
    Tax Identification or Social
           Security No.:


                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (See Instruction 2)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name(s) of Tendering Institution: ____________________________________________

 Account Number: ______________________________________________________________

 Transaction Code Number: _____________________________________________________

                                     BOX 6


                           TENDERING HOLDER SIGNATURE
                           (See Instructions 1 and 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

 ____________________________________________________________________________

 ____________________________________________________________________________
          Signature(s) of Registered Holder(s) or Authorized Signatory

 Note: The above lines must be signed by the registered holder(s) of Notes as their name(s) appear(s) on the Notes or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

 Name(s): _________________________________________________________________

 ----------------------------------------------------------------------------
                                  (Please Print)
 Capacity: ________________________________________________________________

 Street Address: __________________________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                               (Including Zip Code)



                                              Title:


 Area Code and Telephone Number               --------------------------------


 ----------------------------------           Name of Firm:


 Tax Identification or Social                 --------------------------------
 Security Number:                          (must be an Eligible Institution as
                                                defined in Instruction 2)

 ----------------------------------

        Signature Guarantee                   Address:


 (If required by Instruction 5)               --------------------------------
 Authorized Signature

                                              --------------------------------


 ----------------------------------
                                              --------------------------------

 Name:                                              (Include Zip Code)


 ----------------------------------           Area code and Telephone Number

           (PLEASE PRINT)
                                              --------------------------------


                                              Dated:

                                              --------------------------------

                                     BOX 7
                              BROKER-DEALER STATUS


 [_]Check this box if the Beneficial Owner of the Notes is a Participating
    Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities.

--------------------------------------------------------------------------------

 PAYORS' NAMES: Remington Products Company, L.L.C. and Remington Capital Corp.

--------------------------------------------------------------------------------
                        Name (if joint names, list first and circle the name
                        of the person or entity whose number you enter in
 SUBSTITUTE             Part I below. See instructions if your name has
 Form W-9               changed.
 Department of the      ------------------------------------------------------
 Treasury               Address ______________________________________________
 Internal Revenue       ------------------------------------------------------
 Service                ------------------------------------------------------
                        City, State and ZIP Code
                        ------------------------------------------------------

                        List account number(s) (optional)

                        ------------------------------------------------------

      Sign Here (right  Part 1--PLEASE PROVIDE YOUR     TIN __________________
               arrow)   TAXPAYER IDENTIFICATION         ----------------------
                        NUMBER ("TIN") IN THE BOX AT       (Social Security
                        RIGHT AND CERTIFY BY SIGNING      Number or Employer
                        AND DATING BELOW.                   Identification
                                                               Number)

                       --------------------------------------------------------
                        Part 2--CHECK THE BOX IF YOU ARE NOT SUBJECT TO
                        BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE
                        (1) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT
                        TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO
                        REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO
                        LONGER SUBJECT TO BACKUP WITHHOLDING. [_]

                                                                   Part 3--
                       --------------------------------------------------------

                        CERTIFICATION--UNDER THE PENALTIES OF      Awaiting
                        PERJURY, I CERTIFY THAT THE                 TIN [_]
                        INFORMATION PROVIDED ON THIS FORM IS
                        TRUE, CORRECT AND COMPLETE.

                        SIGNATURE ____________________________
                        DATE__________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------- ---------------------------------------

                              Give the
                              SOCIAL SECURITY
For this type of account:     number of--
-----------------------------------------------
1. An individual's account    The individual
2. Two or more individuals    The actual owner
 (joint account)              of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account(1)
3. Husband and wife (joint    The actual owner
 account)                     of the account
                              or, if
                              joint funds, the
                              first individual
                              on the account(1)
4. Custodian account of a     The minor(2)
 minor (Uniform Gift to
 Minors Act)
5. Adult and minor (joint     The adult or, if
 account)                     the minor is the
                              only contributor,
                              the minor(1)
6. Account in the name of     The ward, minor,
 guardian or committee for a  or incompetent
 designated ward, minor, or   person(3)
 incompetent person
7. a. The usual revocable     The grantor-
      savings trust account   trustee(1)
      (grantor is also
      trustee)
b. So-called trust account    The actual
   that is not a legal or     owner(1)
   valid trust under State
   law
8. Sole proprietorship        The owner(4)
 account


                                                          Give the EMPLOYER
                                                          IDENTIFICATION
                           For this type of account:      number of--
                                        ----------------------------------------------------------------
                            9. A valid trust, estate, or  The legal entity
                             pension trust                (Do not furnish
                                                          the identifying
                                                          number of the
                                                          personal
                                                          representative or
                                                          trustee unless
                                                          the legal entity
                                                          itself is not
                                                          designated in the
                                                          account
                                                          title.)(5)
                           10. Corporate account          The corporation
                           11. Religious, charitable, or  The organization
                             educational organization
                             account
                           12. Partnership account held   The partnership
                             in the name of the business
                           13. Association, club, or      The organization
                             other tax-exempt
                             organization
                           14. A broker or registered     The broker or
                            nominee                       nominee
                           15. Account with the           The public entity
                             Department of Agriculture
                             in the name of a public
                             entity (such as a State or
                             local government, school
                             district, or prison) that
                             receives agricultural
                             program payments

                                        ---------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
---------------------------------------
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

  .A corporation.
  .A financial institution.
  . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
  . The United States or any agency or instrumentality thereof.
  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  . An international organization or any agency, or instrumentality thereof. . A registered dealer in securities or commodities registered in the U.S.
    or a possession of the U.S.
  . A real estate investment trust.
  . A common trust fund operated by a bank under section 584(a).
  . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  . An entity registered at all times under the Investment Company Act of
    1940.
  . A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the U.S.
    and which have at least one nonresident partner.
  . Payments of patronage dividends where the amount received is not paid in money.
  . Payments made by certain foreign organizations.
  . Payments made to a nominee.

 Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not pro-vided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends un-
    der section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  . Payments made to a nominee.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.
Privacy Act Notice.--Section 6109 requires most recipients of dividend, inter-est, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold on payments of taxable interest and dividends and cer-tain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are sub-ject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.--Wilfully falsifying certifi-cations or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
Unless otherwise noted herein, all references to section numbers or regula-tions are reference to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Issuers. Neither the Issuers nor the registrar are under any obligation to notify any tendering holder of the Issuers' acceptance of Tendered Notes prior to the closing of the Exchange Offer.

   2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes but whose Notes are not immediately available, and who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures described below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

   3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   4. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

   5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

   If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

   If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in- fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

   Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

   6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the Exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

   8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among

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

others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 certifying that the TIN provided is correct (or that such holder is awaiting a TIN, and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividend or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.

   9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Notes not validly tendered or any Notes the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must he cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   10. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

   11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

   12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

   13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

   14. Acceptance of Tendered Notes and Issuance of Notes; Return of
Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Notes when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box
3).

   15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures in the Prospectus under the caption "The Exchange Offer."

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